Consolidated and Carve-Out Combined Statements of Comprehensive Earnings - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net earnings	$ 38,198	$ 26,192	$ 18,452
Foreign currency translation (loss) gain	(4,124)	24	2,174
Comprehensive earnings	34,074	26,216	20,626
Less: Comprehensive earnings attributable to non-controlling shareholders	16,803	13,222	15,257
Comprehensive earnings attributable to Company	$ 17,271	$ 12,994	$ 5,369